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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 23, 2004
                                                   -------------


                           Camco FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                   0-25196                  51-0110823
----------------------------        -----------          ----------------------
(State or other jurisdiction        (Commission          (IRS Employer I.D. No.)
      of incorporation)              File No.)



                    6901 Glenn Highway, Cambridge, Ohio 43725
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (740) 435-2020
                                                    --------------------------





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Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (a) and (b)       Not applicable.

         (c)               Exhibits.

                           See Index to Exhibits.


Item 12. Results of Operations and Financial Condition.
-------  ---------------------------------------------

         On June 23, 2004, Camco Financial Corporation ("Camco") issued a press release, a copy of which is attached hereto as Exhibit 99.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CAMCO FINANCIAL CORPORATION



                                 By:  /s/ Richard C. Baylor
                                      ---------------------------------------
                                      Richard C. Baylor, Chief Executive Officer


Date:  June 23, 2004


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                                INDEX TO EXHIBITS


  Exhibit
  Number                          Description
  -------                         -----------
    99        Press Release of Camco Financial Corporation dated June 23, 2004.



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